Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                          36
Due Period                                              01-Sep-98
Distribution Date                                       14-Oct-98
Payment Date                                            15-Oct-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                      18.91%
Annualized Gross Losses                                    -9.92%
Annualized Portfolio Yield                                  8.99%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             204929377.87
     30 -   59 days (%)                                     5.29%
     60 -   89 days ($)                               79281714.91
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($)                                51395100.89
     90 - 119 days (%)                                      1.33%
   120 - 149 days ($)                                 41866562.67
   120 - 149 days (%)                                       1.08%
   150 - 179 days ($)                                 38447658.59
   150 - 179 days (%)                                       0.99%
   180 - 209 days ($)                                 37402300.13
   180 - 209 days (%)                                       0.97%
   210 - 239 days ($)                                 35739270.88
   210 - 239 days (%)                                       0.92%
   240 - 269 days ($)                                 33784712.13
   240 - 269 days (%)                                       0.87%
   270 - 299 days ($)                                 33707351.93
   270 - 299 days (%)                                       0.87%
            300+ days  ($)                             6782230.96
            300+ days (%)                                   0.18%


Additional Balances on Existing Credit Lines        52,494,496.87
(draws - principal only)
Principal Collections                              123,069,021.93
Defaulted Receivables                               32,863,181.74
Finance Charge  & Administrative Collections        61,324,223.51
Recoveries                                           1,361,202.00


Average Principal Balance                        3,976,992,537.13
Personal Homeowner Lines as % of Total                     29.22%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                    36
Distribution Date:                                      14-Oct-98
Payment Date:                                           15-Oct-98
Collection Period Beginning:                            01-Sep-98
Collection Period Ending:                               30-Sep-98
Note and Certificate Accrual Beginning:                 15-Sep-98
Note and Certificate Accrual Ending:                    15-Oct-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                  9.52%
Invested Amount
OC Balance as % of Ending Participation                     9.52%
Invested Amount
OC Balance as % of Ending Participation                      Test
Invested Amount (3 consecutive month test)                    Met
Does Early Amortization Start Based on OC/Part.              0.00
Invstd. Amt. Test
Is the MAP Over?                                             0.00
Is this the Early Amortization Period?                       0.00

Interest Allocation Percentage Calculation:
Numerator                                          483,727,474.67
Denominator - Component (x) - Aggregate          3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          3,912,261,475.34
Numerators
Applicable Interest Allocation Percentage                  12.16%

Principal Allocation Percentage Calculation:
Numerator                                          483,727,474.67
Denominator - Component (x) - Aggregate          3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          3,696,177,652.21
Numerators
Applicable Principal Allocation Percentage                 12.16%

Default Allocation Percentage Calculation:
Numerator                                          483,727,474.67
Denominator - Component (x) - Aggregate          3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          3,912,261,475.34
Numerators
Default Allocation Percentage (Floating                    12.16%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                8,707,094.54
Series Participation Interest Default Amount         3,997,197.32
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over          4,709,897.22
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                             4,709,897.22

Investor Principal Collections                       8,584,083.69
Investor Finance Charge and Admin. Collections       7,624,520.87
(4.11a)
Investor Allocated Defaulted Amounts                 3,997,197.32

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal           483,727,474.67
Balance
Beginning Participation Invested Amount            483,727,474.67
(Invested Amt on previous Distribution Date)
Ending Participation Unpaid Principal Balance      471,146,193.66
Ending Participation Invested Amount  (Invested    471,146,193.66
Amt on current Distribution Date)

Beginning Participation Unpaid Principal             2,821,743.60
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due 2,197,144.02 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per annum        100,776.56
Participation Interest Distribution Amount           2,821,743.60

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections       7,624,520.87
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.               0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest      2,821,743.60
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount         3,997,197.32
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11        805,579.94
(a)(v))
Excess (Sec. 4.11 (a)(vi))                                   0.00

Reconciliation Check                                         0.00

Series Participation Interest Monthly Principal     12,581,281.01

Beginning Unreimbursed Participation Interest                0.00
Charge-Offs
Series Participation Interest Charge-Offs                    0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                   0.00
Charge-Offs

Available Investor Principal Collections            12,581,281.01
Participation Interest Distribution Amount           2,821,743.60
Series Participation Interest Charge-Offs                    0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due 2,197,144.02 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                        624,599.58
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00

+Available Investor Principal Collections           12,581,281.01
+Series Participation Interest Charge Offs                   0.00
+ Lesser of Excess Interest and Carryover                    0.00
Charge Offs

Optimum Monthly Principal                           12,581,281.01
Are the Notes Retired ?                                      0.00
Accelerated Principal Payment                          100,776.56

Beginning Class A Security Balance                 241,759,948.90
Beginning Class B Security Balance                 172,196,000.00
Beginning Certificate  Security Balance             23,713,627.24
Beginning Overcollateralization Amount plus APP     46,158,675.09
Beginning Class A Adjusted Balance                 241,759,948.90
Beginning Class B Adjusted Balance                 172,196,000.00
Beginning Certficate  Adjusted Balance              23,713,627.24
Beginning Overcollateralization Amount plus APP     46,158,675.09
Class A Balance After Payment pursuant to          235,573,096.83
clause (iv)
Class B Balance After Payment pursuant to          172,196,000.00
clause (v)
Certificate Balance After Payment pursuant to       18,618,208.43
clause (vi)
Class B Minimum Adjusted Principal Balance          61,666,666.67
Certificate Minimum Adjusted Principal Balance       5,833,333.33
Minimum Overcollateralization Amount                15,833,333.33
Certificate Minimum Balance Target                  14,277,614.25
Scheduled Certificate Payment to Certificate         9,436,012.99
Minimum Balance Target
Class A Targeted Balance                           235,573,096.83
Class B Targeted Balance                           174,324,091.66
Certificate Targeted Balance                        18,618,208.43
Class A:  Payment Required to get to Target          6,186,852.06
Class B:  Payment Required to get to Target or               0.00
Minimum Adjusted Balance
Certificate: Payment Required to get to Target 5,095,418.81 or Minimum Adjusted Balance
OC:  Payment to get to Minimum                      30,325,341.76
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;              0.00
Defaulted Interest

Pay Certificate Yield in step (i) (1= Yes)                   1.00
Remittances on the Participation                    15,403,024.61

Interest and Yield
(i)     Pay Class A Interest Distribution (Sec.      1,174,518.18
3.05 (i)(a))
(ii)    Pay Class B Interest Distribution (Sec.        891,808.82
3.05 (i)(b))
(iii)   Pay Certificates the Certificate Yield         130,817.02
(Sec. 3.05 (i)(c))

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal             6,186,852.06
Balance (Sec. 3.05 (ii)(a))
(v)    Pay Class B to Targeted Principal                     0.00
Balance (Sec. 3.05 (ii)(b))

ONLY Pay Certificate Interest if not paid                    0.00
pursuant to (Sec. 3.05 (i)(c))

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal         5,095,418.81
Balance (Sec. 3.05 (iii))
(vii)  Pay OC Remaining Optimal Monthly              1,299,010.14
Principal Amount (Sec. 3.05 (iv))

Principal up to the Accelerated Principal
Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal              0.00
Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted Principal              0.00
Balance (Sec. 3.05 (v)(b))
(viii) (c  )  Pay Class A to zero (Sec. 3.05           100,776.56
(v)(c))
(viii) (d  )  Pay Class B to zero (Sec. 3.05                 0.00
(v)(d))

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))               0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))               0.00
(xiii) Pay Certificates, st.Certificate Min.                 0.00
Bal. Target (Sec. 3.05 (vi)(c))
(ix)   Pay OC Remaining Optimum Monthly                      0.00
Principal (Sec. 3.05 (vi)(d))

Remaining Amounts to Issuer (Sec. 3.05 (vii))          523,823.02

Total Reconciliation Check                                   0.00
(should equal $0.00)
Accelerated Principal Reconciliation                         0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                     0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance           $241,759,948.90
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance             $23,713,627.24
Beginning Overcollateralization Amount             $46,057,898.53
Beginning Class A Adjusted Balance                $241,759,948.90
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance             $23,713,627.24
Beginning Overcollateralization Amount             $46,057,898.53
Ending Class A Note Security Balance              $235,472,320.27
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance                $18,618,208.43
Ending Overcollateralization Amount                $44,859,664.96
Ending Class A Adjusted Balance                   $235,472,320.27
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certficate  Adjusted Balance                $18,618,208.43
Ending Overcollateralization Amount                $44,859,664.96
Class A Note Rate Capped at 13%                         5.829840%
Class B Note Rate Capped at 15%                         6.214840%
Certificate Rate Capped at 16%                          6.619840%
Class A Interest Due                                $1,174,518.18
Class B Interest Due                                  $891,808.82
Certificate Yield  Due                                $130,817.02
Class A Interest Paid                               $1,174,518.18
Class B Interest Paid                                 $891,808.82
Certificate Yield Paid                                $130,817.02
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                              $6,287,628.62
Class B Principal Paid                                      $0.00
Certificate Principal Paid                          $5,095,418.81
OC Principal Paid                                   $1,299,010.14
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated            $100,776.56
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal              ($0.00)
$0.00)

Certificate Balance/Participation Invested                4.9023%
Amount (Beginning of Month)

Designated Certificate / Certificate Security           1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month          $237,887.50
Principal Payments in Respect of  Designated           $51,115.61
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month                $186,771.89
Interest Payments in Respect of Designated              $1,312.31
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated                    $0.00
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         $100,776.56
Payments to Holder of Designated Certificate in       $100,776.56
respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated                    $0.00
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount       $46,057,898.53
(Beginning of Month)
Payments to Designated Certificates in              $1,198,233.58
Reduction of Holdback Amount (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Holdback Amount       $44,859,664.96
(End of Month)

Remaining Payments to Designated Certificates               $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))         $523,823.02

Monthly Security  Report                                    $0.00
Household Consumer Loan Trust 1995-1                        $0.00

Distribution Date                                       14-Oct-98
Payment Date:                                           15-Oct-98
Collection Period Beginning                             01-Sep-98
Collection Period Ending:                               30-Sep-98
Note and Certificate Accrual Beginning:                 15-Sep-98
Note and Certificate Accrual Ending:                    15-Oct-98


Ending Pool Principal Balance                   $3,873,735,838.45
Series 1995-1 Participation Invested Amount       $471,146,193.66
Seller Amount                                      $59,393,918.78
Remittances on the Participation                   $15,403,024.61
Optimum Monthly Principal                          $12,581,281.01
Accelerated Principal Payment                         $100,776.56
Beginning Class A Note Security Balance           $241,759,948.90
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance             $23,713,627.24
Beginning Overcollateralization Amount             $46,057,898.53
Beginning Class A Adjusted Balance                $241,759,948.90
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance             $23,713,627.24
Beginning Overcollateralization Amount             $46,057,898.53
Ending Class A Note Security Balance              $235,472,320.27
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance                $18,618,208.43
Ending Overcollateralization Amount                $44,859,664.96
Ending Class A Adjusted Balance                   $235,472,320.27
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certificate  Adjusted Balance               $18,618,208.43
Ending Overcollateralization Amount                $44,859,664.96
Class A Note Rate Capped at 13%                         5.829840%
Class B Note Rate Capped at 15%                         6.214840%
Certificate Rate Capped at 16%                          6.619840%
Class A Interest Due                                $1,174,518.18
Class B Interest Due                                  $891,808.82
Certificate Yield  Due                                $130,817.02
Class A Interest Paid                               $1,174,518.18
Class B Interest Paid                                 $891,808.82
Certificate Yield Paid                                $130,817.02
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A Principal Paid                              $6,287,628.62
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                         $5,095,418.81
OC Principal Paid                                   $1,299,010.14
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated            $100,776.56
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A                         1.566024
Principal paid per $1,000 Class A                        8.383505
Interest paid per $1,000 Class B                         5.179033
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        4.316823
Principal Paid per $1,000 Certificate                  168.143440


Bloomberg Summary
Household Consumer Loan Trust 1995-1

Distribution Date                                       15-Oct-98
Due Period                                                 Sep-98
Monthly Payment Rate (including charge offs)                3.92%
Monthly Draw Rate                                           1.32%
Monthly Net Payment Rate                                    2.60%
Actual Payment Rate                                         2.60%

Annualized Cash Yield                                      18.91%
Annualized Gross Losses                                     9.92%
Annualized Portfolio Yield                                  8.99%
Weighted Coupon                                             6.02%
Excess Servicing                                            2.97%


Ending Overcollateralization Percentage                     9.52%
Trigger Level                                               4.75%
Excess Overcollateralization                                4.77%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.29%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.21%

Total Participation Balance (ending)               471,146,193.66

                                                            0.00%